Provision for Sales Returns	12 Months Ended
Jun. 30, 2022
Description Of Accounting Policy For Provisions Text Block Abstract
Provision for Sales Returns

Note 11. Provision for Sales Returns

	2022 A$	2021 A$
Sales return provision due to the ongoing COVID-19 pandemic
Carrying amount at the start of the year	213,024	-
Sales return provision recognized	71,025	213,024
Sales return made during the year	(188,118)	-
Carrying amount at the end of the year	95,931	213,024

The sales return provision has been assessed by management based on external reports on stock held by distributors. The timing and amount of the obligation are uncertain but are expected to be settled in the next year. The stock included in the provision is expiring within 6 months of the reporting period-end and not expected to be saleable after returns.